Exhibit 10.6

THIS AGREEMENT RELATES TO AN OFFERING OF SHARES PURSUANT TO REGULATIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). NONE OF THE SHARES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE ACT, AND, UNLESS SO REGISTERED, MAY ONLY BE OFFERED OR SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS.

EASTERN RESOURCES, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (the "Agreement") made as of this ____ day of _____, 2007 between Eastern Resources, Inc., a Delaware corporation, (the "Company"), and the undersigned (the "Subscriber").

WHEREAS, the Company is offering pursuant to Rule 506 promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), to investors in a private placement transaction (the “Offering”) of shares of the Company’s common stock, par value $0.001 per share (the “Shares” or the “Common Stock”);

WHEREAS, the Subscriber desires to subscribe for, purchase and acquire from the Company and the Company desires to sell and issue to the Subscriber, the number of Shares set forth on the signature page of this Agreement upon the terms and conditions and subject to the provisions hereinafter set forth;

WHEREAS, Thomas Hanna and Dylan Hundley, (collectively, the “Producers”) are expected to subscribe for Common Stock in exchange for causing Steve Kampmann and Matt Smollen to sell and assign (“Assignment”) the literary property currently entitled “Buzz Kill” to the Company;

WHEREAS, the Company and Gottbetter & Partners, LLP (the “Escrow Agent”) will enter into an Escrow Agreement (the “Escrow Agreement”) to provide for the safekeeping of funds received and documents executed in connection with the Offering; and

WHEREAS, the Escrow Agent shall continue to hold the proceeds of the Offering in escrow pending the closing of a subscription agreement with Producers and the Assignment, such proceeds to be returned to Subscriber, without interest on or deduction therefrom, if a subscription agreement with Producers and Assignment are not accepted on or before July 31, 2007.

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	SUBSCRIPTION FOR SHARES; REPRESENTATIONS BY AND COVENANTS OF SUBSCRIBER

1.1           Purchase and Sale of the Shares.  Subject to the terms and conditions of this Agreement, the Subscriber subscribes for and agrees to purchase and acquire from the Company and the Company agrees to sell and issue to the Subscriber such number of Shares which is set forth on the signature page hereof at the purchase price of $0.10 per Share (the “Purchase Price”)

1.2           Completion and Closing of the Offering.  The Offering will be completed upon the subscriptions of Subscriber and Producers, and the Assignment.  Except as otherwise provided herein, the Offering will close (the “Closing”) upon the later of the Assignment, and the Subscriber and Producers execution of subscription agreements.

1.3           Subscription Procedure.  To complete a subscription for Shares, the Subscriber must fully comply with the subscription procedures provided in this Section 1.3.

(a)           Transaction Documents.  The Subscriber shall review, complete and execute this Agreement and deliver such Transaction Documents to the Escrow Agent at the address provided below. Executed agreements may be delivered to the Escrow Agent by facsimile using the facsimile number provided below if the Investor immediately thereafter confirms receipt of such transmission with the Escrow Agent and delivers the original copies of the agreements and questionnaire to the Escrow Agent as soon as practicable thereafter.

Escrow Agent – Mailing Address and Facsimile Number:

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY 10022
Facsimile Number: (212) 400-6901
Attention: Adam S. Gottbetter
Telephone Number: (212) 400-6900

(b)           Payment of Purchase Price.  Simultaneously with the delivery of the Transaction Documents to the Escrow Agent as provided herein, the Subscriber shall deliver to the Escrow Agent the full Purchase Price for the Subscriber’s Shares by check payable to “Gottbetter & Partners, LLP as Escrow Agent for Eastern Resources, Inc.” or by wire transfer of immediately available funds pursuant to wire transfer instructions provided below:

ACCOUNT:          Gottbetter & Partners, LLP as escrow agent for Eastern Resources, Inc.
BANK:                  CITIBANK, N.A., 330 Madison Avenue, New York, New York
ABA:                     021000089
BENEFICIARY:   Gottbetter & Partners, LLP ACCOUNT: 49061322
REFERENCE:       "Eastern Resources, Inc.– [insert buyer’s name]"

Gottbetter & Partners, LLP Accounting Contact: Vincent DiPaola; telephone: (212) 400-6900; email: vdp@gottbetter.com.

1.4           Access to Information; Reliance on Exemptions.

(a)           The Subscriber has received and carefully reviewed such information and documentation relating to the Company that the Subscriber has requested.

(b)           The Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Subscriber;

(c)           The Subscriber has such knowledge and expertise in financial and business matters that the Subscriber is capable of evaluating the merits and risks involved in an investment in the Shares;

(d)           The Subscriber understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506 of Regulation D is applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the Subscriber herein;

(e)           Except as set forth herein, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying upon any information, other than the results of independent investigation by the Subscriber;

(f)           The Subscriber has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the Subscriber hereunder and this Subscription Agreement is a legally binding obligation of the Subscriber in accordance with its terms;

(g)           Regulation D.

(i)           The Subscriber understands and acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Rule 506 of Regulation D under the Securities Act; (B) the Shares are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Securities Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; and (D) except as otherwise provided in this Agreement, the Company is under no obligation to register the Shares under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

(ii)           The Subscriber will not sell or otherwise transfer any of the Shares, or any interest therein, unless and until (A) said Shares shall have first been registered under the Securities Act and all applicable state securities laws; or (B) the Subscriber shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Securities Act and all applicable state securities laws.

(iii)           The Subscriber is acquiring the Shares for its own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein, without prejudice, however, to the Subscriber 's right, subject to the provisions of this Subscription Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable federal and state securities laws or under an exemption from such registration.

(iv)          At the time the Subscriber was offered the Shares, it was, and at the date hereof it is, and it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

(v)           The Subscriber has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

(vi)          The Subscriber is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(vii)         The Subscriber understands that no federal or state agency has approved or disapproved the Shares, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the appropriateness of the Shares for investment.

(viii)        The Subscriber understands that the certificates representing the Shares will bear a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

1.5           Rejection of Subscriptions. This Offering is made subject to withdrawal, cancellation or modification by the Company. The Company reserves the right to reject any subscription in whole or in part or to allot to any prospective Subscriber fewer than the number of Shares subscribed for by such Subscriber. Shares will be sold only to a limited number of Subscribers meeting certain standards.

1.6           Tax Consequences. The Subscriber acknowledges that the offering may involve tax consequences and that this Agreement does not contain tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

1.7           Validity; Enforcement. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (b) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber. If the Subscriber is an individual, the Subscriber represents and warrants that this Subscription Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

1.8           Address. The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber at the end of this Subscription Agreement is the Subscriber's principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

II.           REPRESENTATIONS OF THE COMPANY

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business.

2.2           Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company is 300 million shares of Common Stock and 5 million shares of preferred stock and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable.  There are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company's Certificate of Incorporation (the "Certificate of Incorporation"), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3           Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Shares contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Common Stock, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and sale of the Common Stock contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this offering.

2.4           No Conflict; Governmental Consents.

(a)           The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a material breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b)           No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares.

III.           MISCELLANEOUS

3.1           Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                                  If to the Subscriber:

With a copy to (which shall not constitute notice):

Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
York, NY 10022
Adam S. Gottbetter, Esq.
Facsimile:  212.400.6901

If to the Producers, to their address and facsimile number set forth at the end of this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

3.2           Entire Agreement; Amendment. This Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least a majority of the Shares acquired (or if prior to the Closing, the Subscribers purchasing at least a majority of the Shares to be purchased at the Closing).

3.3           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

3.4           Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with the laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

                                3.5           Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

3.6           Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the Shares acquired, except by merger or consolidation. The Subscriber shall not assign its rights hereunder without the consent of the Company, which consent shall not be unreasonably withheld.

3.7           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

3.8           Survival. The representations and warranties of the Company and the Subscriber contained in Articles I and II and the agreements set forth this Article III shall survive closing for a period of two years.

3.9           Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.10           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.11           Legal Effect. The Subscriber acknowledges that: (a) it has read this Agreement and (b) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

3.12           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

No. of Shares of Common Stock:
_________________________________________
Name of Subscriber

_________________________________________
Signature

_________________________________________
Name (Please Print)

_________________________________________
Title

_________________________________________
Address of Subscriber

_________________________________________
Taxpayer Identification Number of Subscriber

Subscription Accepted:

EASTERN RESOURCES, INC.

By: ______________________
Name:                    Thomas Hanna
Title:                      President